UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 30, 2013
(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code:  1-888-498-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2013, the board of directors and majority stockholders of Degaro Innovations Corp. (the “Registrant”) approved an amendment to the Registrant’s articles of incorporation (the “Articles”) to change the Registrant’s name from “Degaro Innovations Corp.” to “Blue Water Petroleum Corp.” (the “Name Change”).  On July 15, 2013, the Registrant filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles (the “Certificate”) to effect the Name Change with an effective date of the Name Change of July 30, 2013.

In connection with the Financial Industry Regulatory Authority’s (“FINRA”) Rule 6490 and Rule 10b-17 of the United States Securities Exchange Act of 1934, as amended, on July 15, 2013, the Registrant submitted an issuer company-related action notification form to FINRA notifying FINRA of the Name Change.  On July 19, 2013, FINRA notified the Registrant that the Name Change had been approved with an effective date of July 30, 2013.

A copy of the Certificate is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.

On July 30, 2013, in connection with the Name Change, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the Name Change. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events

In connection with the Name Change, the Registrant also requested and received an updated stock trading ticker symbol, “BWPC”, which was assigned and deemed effective by FINRA as of July 30, 2013, with respect to the Registrant’s shares of common stock.  In addition, as a result of the Name Change, the Registrant’s new CUSIP number is “09609H 108”.

Item 9.01. Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on July 15, 2013.
99.1	Press Release, dated July 30, 2013*

*  This exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: July 30, 2013	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on July 15, 2013.
99.1	Press Release, dated July 30, 2013*

* This exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.